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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                        1-8597                            94-2657368
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                             (925) 460-3600
           (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On March 25, 2003, The Cooper Companies, Inc. issued a press release reporting on its annual meeting of stockholders held that day. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.


ITEM 7.      Financial Statements and Exhibits.

             (c) Exhibits.
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

Exhibit
  No.        Description
-------      -----------
99.1         Press Release dated March 25, 2003 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COOPER COMPANIES, INC.



                                        By /s/ Stephen C. Whiteford
                                           --------------------------------
                                           Stephen C. Whiteford
                                           Vice President and
                                           Corporate Controller
                                           (Principal Accounting Officer)

Dated: April 3, 2003




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                                  EXHIBIT INDEX


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

Exhibit                                                                   Sequentially
  No.             Description                                             Numbered Page
------            ----------                                              -------------
99.1              Press Release dated March 25, 2003 of The Cooper
                  Companies, Inc.

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                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'